UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2024

Mercantile Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MBWM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On March 8, 2024, the Board of Directors (the "Board") of Mercantile Bank Corporation (“Mercantile”) increased its size from eight to nine members and appointed Nelson F. Sanchez to fill the vacancy.

Mr. Sanchez, age 59, joined Mercantile’s wholly owned subsidiary, Mercantile Bank, as a Director in 2022. He is the Chief Executive Officer of RoMan Manufacturing, Inc. (“RoMan”). Mr. Sanchez joined RoMan as Chief Financial Officer in 2013, became Chief Operating Officer in 2016, assumed RoMan’s presidency in January of 2023, and became Chief Executive Officer in July 2023. Mr. Sanchez is also a Certified Public Accountant, fluent in Spanish and has an extensive background in strategic leadership and diversity training. He serves on various boards and committees in the West Michigan community, including the Grand Rapids Community Foundation, Grand Rapids Chamber of Commerce and Holland Home. Mr. Sanchez was appointed as a member of the Board’s Audit, Compensation, and Governance and Nominating Committees. The Board has determined that Mr. Sanchez satisfies the definition of “independent director” and the heightened independence standards for service on the Board's Audit and Compensation Committees under the NASDAQ listing standards. The Board has also determined that Mr. Sanchez qualifies as an “audit committee financial expert” under the criteria established by the SEC in Item 407(d)(5) of Regulation S-K and possesses "banking or related financial management expertise,” as defined in Appendix A to Part 363 of the FDIC Rules and Regulations. Mr. Sanchez will participate in the Company’s standard outside director compensation program.

Mr. Sanchez will stand for election at Mercantile’s next annual meeting of shareholders in May of 2024.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles E. Christmas
Executive Vice President, Chief
Financial Officer and Treasurer

Date: March 12, 2024

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